EXHIBIT 99.3

FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT AGREEMENT (this “First Amendment”) is made and entered into as of October 21, 2004 between PRINCETON LAND PARTNERS, L.L.C., a Delaware limited liability company (“Owner”), ABL CAPITAL CORP., a New Jersey corporation (“ABL”), and BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (“BPLP”). As used herein, ABL and Owner are collectively referred to as “Landis.”

RECITALS

A. Landis and BPLP entered into that certain Development Agreement dated as of June 30, 1998 (the “Development Agreement”) a true, correct and complete copy of which is attached hereto as Exhibit A; and

B. Landis and BPLP desire to amend the Development Agreement to reflect certain agreements among the parties as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and conditions hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landis and BPLP agree as follows:

1.	D/M Company. Notwithstanding anything to the contrary contained in the Development Agreement, effective as of June 30, 1998, the D/M Company shall mean a Delaware limited liability company whose sole member and sole manager shall be BPLP. In supplementation of this, Landis shall not have any interest, ownership, right or obligation of any kind in the D/M Company, including without limitation (i) any right or obligation to participate in the revenues and profits, if any, of the D/M Company, (ii) any obligation to make contributions to the D/M Company in respect of any shortfalls or other capital requirements, and (iii) any right to participate (or be consulted) in connection with the internal management and operations of the D/M Company, including without limitation, the making of any decisions, the establishment and/or modification of any budgets and/or the taking of any actions relating to the D/M Company. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

2.	Pro Forma Budgets and Related Matters. Notwithstanding anything to the contrary contained in the Development Agreement, Landis shall not have any right to approve, participate in, or otherwise be consulted in connection with (i) the establishment or preparation of any Pro Forma Budget and/or any amendments or other modifications to any such Pro Forma Budget, and/or (ii) any other budget, document, agreement or other matter prepared, related to, or otherwise entered into with respect to any Development Property and/or Project Property or proposed Project Property, and/or (iii) any act or omission by BPLP under the Development Agreement or this First Amendment in connection with any Development Property and/or Project Property or proposed Project Property, it being further agreed that BPLP shall have the right, in its sole and absolute discretion, to establish and/or modify or amend, from time to time and at any time, any such Pro Forma Budget and all such other budgets, documents or other agreements and to take such actions in connection therewith as BPLP, in its sole and exclusive discretion, may deem appropriate. Without limiting the generality of the foregoing, Landis shall not have any right to participate in, review and/or approve any development proposed or undertaken by BPLP (directly or indirectly, including through an Ownership Entity), or any matter relating thereto. The foregoing shall not, however, be deemed to (x) restrict Owner’s right and ability to initiate a Development Proposal pursuant to the Development Agreement (provided however, that, Owner shall have no obligation to consult with BPLP in connection with the preparation of a Pro Forma Budget in connection therewith), (y) restrict or modify Owner’s right and obligation to pay and/or perform the Maintenance Activities pursuant to Sections 2.5(b)(ii) and (iii) of the Development Agreement or (z) limit or modify Owner’s rights and obligations with respect to the Development Property as and to the extent such rights and obligations are specifically reserved to the Owner under the Development Agreement in respect of the Development Property (and, in any event, prior to the same, or any portions thereof, becoming a Project Property). The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

3.	Ownership Entities. Notwithstanding anything to the contrary contained in the Development Agreement, the Ownership Entity in respect of any Project Property shall mean a Delaware limited liability company whose sole member and sole manager shall be BPLP. In supplementation of this, Landis shall have no rights or ownership interest of any kind or nature in any Ownership Entity, including without limitation, (i) any right to participate in the revenues and profits, if any, of any Ownership Entity and (ii) any approval rights or any right to participate (or be consulted) in connection with the establishment, management and operations of any Ownership Entity, including without limitation, the making of any decisions, the establishment and/or modification of any budgets and/or the taking of any actions relating to the Ownership Entity. In addition, BPLP shall have no obligation to pay and/or deliver, and Landis shall have no right to receive, any Acquisition Price or Assurance pursuant to the Development Agreement (it being acknowledged that the Project Commencement Payment and the Additional Payment (each as defined and contemplated pursuant to Paragraph 4 of this First Amendment) shall be made in lieu of the Acquisition Price). The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

4.	Acquisition Price; Project Commencement Payment and Additional Payment. Notwithstanding anything to the contrary contained in the Development Agreement, effective as of the date of this First Amendment, the terms “Acquisition Price” and “Assurance” shall be deleted in all respects from the Development Agreement.

From and after the date of this First Amendment, in lieu of the Acquisition Price, but in addition to the applicable Land Release Price (of twenty dollars ($20.00) per rentable square foot expected to be developed at the proposed development) that is to be paid in connection with each Project Property (and in connection with Article 7 of the Development Agreement if BPLP exercises its option and acquires the remaining Development Properties, if any, thereunder), BPLP shall pay (the “Project Commencement Payment”) an amount equal to ten and 50/100 dollars ($10.50) per rentable square foot expected to be developed at the applicable Project Property, payable as follows:

(x) with respect to any Project Property that is conveyed to an Ownership Entity (or BPLP) other than pursuant to Sections 7.2 and/or 7.3 of the Development Agreement, to ABL on the date that is six (6) months after the date on which the Land Release Price in connection with such Project Property is paid, and

(y) with respect to any Project Property (including for such purpose the remaining Development Properties) that is conveyed to an Ownership Entity (or BPLP) pursuant to Sections 7.2 and/or 7.3 of the Development Agreement: (1) an amount equal to five dollars ($5.00) per rentable square foot expected to be developed at the applicable Project Property (or the remaining Development Properties, as applicable) shall be paid to Owner simultaneously with the payment of the applicable Land Release Price and (2) an additional amount equal to the Subsequent Project Commencement Payment (as hereinafter defined) shall be paid to ABL on the earlier to occur of (i) the Commencement Date (as hereinafter defined) with respect to each individual building to be constructed on or at the applicable specific Project Property or (ii) the Date of Sale with respect to each specific Project Property.

For purposes hereof: The term “Commencement Date” shall mean, with respect to each individual building to be constructed on or at the applicable Project Property, the date on which a building permit (entitling the development and construction of the entire core and shell of such individual building to be constructed on or at the applicable Project Property without the requirement for any additional or other building or construction related permit) is issued by the West Windsor Township Building Department. The term “Date of Sale” shall mean, with respect to each applicable Project Property, the date on which such Project Property is conveyed by the applicable Ownership Entity (or BPLP) to a third-party unaffiliated with BPLP. The term “Subsequent Project Commencement Payment” shall mean an amount equal to five and 50/100 dollars ($5.50) per rentable square foot expected to be developed in the applicable individual building (or buildings) to be constructed on or at the applicable Project Property, such amount to increase based upon the aggregate change in the

United States Consumer Price Index, if any, from the date such Project Property is acquired by the applicable Ownership Entity (or BPLP) through the Commencement Date or Date of Sale, as applicable, in respect of each applicable individual building (or buildings) to be constructed on or at such Project Property.

Notwithstanding anything to the contrary contained in the Development Agreement or this First Amendment, in the event that the rentable square footage actually developed in any applicable individual building constructed on or at a Project Property by the applicable Ownership Entity (or BPLP or any affiliated entity, but not any unaffiliated entity after the Date of Sale in respect of such Project Property) differs from the expected rentable square footage in respect of which both the Land Release Price and the Project Commencement Payment (including the Subsequent Project Commencement Payment) has been paid, BPLP shall notify ABL (the “Notification”) of such deviation promptly upon its determination of the same. In the event that the actual rentable square footage developed exceeds the expected rentable square footage, the Notification shall include a payment to ABL of an amount equal to thirty and 50/100 dollars ($30.50) times the excess square footage. In the event that the actual rentable square footage developed is less than the expected rentable square footage, ABL shall promptly (and in any event within thirty (30) days after receipt of a Notification) remit to BPLP an amount equal to thirty and 50/100 dollars ($30.50) times the reduced square footage. In both of the foregoing scenarios, if the Subsequent Project Commencement Payment requires adjustment, such adjustment shall include an adjustment in accordance with the United States Consumer Price Index as previously noted in this Paragraph.

In addition to the foregoing, effective as of June 30, 1998, Alan B. Landis shall receive from BPLP an annual amount (the “Additional Payment”) equal to $125,000 payable in full on January 1 of each calendar year (the next payment therefore coming due on January 1, 2005), until the earlier of (a) January 1, 2018, (b) the date on which the Development Agreement is terminated, or (c) the date on which all Development Properties have been conveyed pursuant to the Development Agreement. BPLP shall have no right of offset against such payments. Alan B. Landis acknowledges such payment for the period June 30, 1998 through June 30, 2004 in the amount of $750,000, which amount has been paid and received (or will be paid and received) by Alan B. Landis as provided in Paragraph 2 of that certain Agreement dated as of October 21, 2004 by and among Landis, BPLP and certain other parties thereto. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

5.	Alan B. Landis: No Consulting Fee or Role. Notwithstanding anything to the contrary contained in the Development Agreement, including without limitation, the terms of Section 2.6(a)(iii) thereof, effective as of June 30, 1998, Alan B. Landis shall (i) have no right or obligation to “play a meaningful role in development activities” or any other role in connection with any development activities (regardless of whether such right or obligation is claimed under the Development Agreement, the D/M Company, any Ownership Entity or otherwise) and (ii) shall not receive, or be entitled to receive, an annual payment of $250,000 from the D/M Company or otherwise in connection with the development operation of the Properties. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

6.	No Sales. Notwithstanding anything to the contrary contained in the Development Agreement, including without limitation, the terms of Article VI thereof, effective as of the date of this First Amendment, no Sale of all or any of the Development Properties may be effected, directly or indirectly, by the Owner, except only to Covance pursuant to the express terms of the Covance Documents. By way of clarification, Landis shall not amend, terminate or otherwise modify any of the Covance Documents without the prior written consent of BPLP in its sole and absolute discretion. The foregoing shall not limit or restrict sales, transfers or other dispositions of limited partner interests in PCA V. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

7.	Defined Terms. All terms not otherwise defined herein shall have the definitions provided in the Development Agreement.

8.	Conflict. In the event of a conflict between the terms of this First Amendment and the terms of the Development Agreement, the terms of this First Amendment shall prevail and govern.

9.	Further Assurances. Each party agrees to take all steps necessary to effectuate the terms of this First Amendment, including the execution and filing of such documents as may be necessary to effectuate and implement the First Amendment.

10.	No Reliance On Representations. Each party represents and warrants that it has adequate information regarding the terms of the First Amendment, and all matters encompassed by the First Amendment, to make an informed and knowledgeable decision with regard to entering into this First Amendment, and that each independently and without reliance upon the other party has made its own analysis and decision to enter into this First Amendment.

11.	Advice Of Counsel. Each party to this First Amendment acknowledges that he, she or it has had the benefit of advice of competent legal counsel with respect to his, her or its decision to enter into this First Amendment and the matters provided for herein. Each party acknowledges that he, she or it and his, her or its counsel has had adequate opportunity to make whatever investigation or inquiry may be necessary or desirable in connection with the subject matter of this First Amendment prior to the execution hereof.

12.	Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute a single instrument.

13.	Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this First Amendment. The parties intend to be bound by the signature on the telecopied First Amendment, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this First Amendment based on the form of signature.

14.	Ratification. Except as otherwise provided in this First Amendment, all terms and conditions of the Development Agreement shall remain in full force and effect. The parties hereby ratify and confirm the Development Agreement with the changes enumerated herein.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to be effective as of the date first above written.

PRINCETON LAND PARTNERS, L.L.C., a Delaware limited liability company

By:	PRINCETON CARNEGIE ASSOCIATES V, its managing member

By:	ABL CAPITAL CORP., its general partner

By:	/s/ Alan B. Landis
Name:	Alan B. Landis
Its:	President

ABL CAPITAL CORP, a New Jersey corporation

By:	/s/ Alan B. Landis
Name:	Alan B. Landis
Its:	President

BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By: Boston Properties, Inc., its general partner

By:	/s/ Edward H. Linde
Name:	Edward H. Linde
Its:	President and Chief Executive Officer

Acknowledged and Agreed:

/s/ Alan B. Landis
Alan B. Landis

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